UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

Maverick Minerals Corporation
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-25515
(Commission File Number)

88-0410480
(IRS Employer Identification No.)

2501 Lansdowne Avenue, Saskatoon, Saskatchewan S7J 1H3
(Address of principal executive offices and Postal Code)

306.343.5799
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

Effective December 31, 2009, we effected a ten (10) for one (1) reverse stock split of our issued and outstanding shares of common stock.  As a result, our issued and outstanding share capital decreased from 101,267,208 shares of common stock to 10,126,720 shares of common stock.

The reverse stock split became effective with FINRA’s Over-the-Counter Bulletin Board at the opening for trading on December 31, 2009 under the new stock symbol “MVRMD”.  Our new CUSIP number is 577707 300.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVERICK MINERALS CORPORATION

/s/ Robert Kinloch
Robert Kinloch
President

Date:  January 5, 2009